As filed with the Securities and Exchange Commission on March 25, 2009
Registration No. 333-157528
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3 to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Bookham, Inc.
(Exact name of registrant as specified in its charter)

Delaware	3674	20-1303994
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2584 Junction Avenue
San Jose, California 95134
(408) 383-1400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Alain Couder
Chief Executive Officer and President
Bookham, Inc.
2584 Junction Avenue
San Jose, California 95134
(408) 383-1400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Keith A. Flaum, Esq. Chadwick L. Mills, Esq. Cooley Godward Kronish LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, California 94306 (650) 843-5000	Kate Rundle, Esq. Bookham, Inc. 2584 Junction Avenue San Jose, California 95134 (408) 383-1400	Giovanni Barbarossa, Ph.D. Avanex Corporation 40919 Encyclopedia Circle Fremont, California 94538 (510) 897-4188	David J. Segre, Esq. Robert T. Ishii, Esq. Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, California 94304 (650) 493-9300

Approximate date of proposed sale to the public:  As soon as practicable after the effectiveness of this registration statement and the satisfaction or waiver of all other conditions under the merger agreement described herein.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☑
(Do not check if a smaller reporting company)

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐ Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-157528) of Bookham, Inc. is being filed solely for the purpose of (a) amending “Part II — Item 21. Exhibits and Financial Statement Schedules” and “Exhibit Index” and (b) refiling herewith Exhibits 23.1, 23.2 and 23.3.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Article SEVENTH and Article EIGHTH, of the Registrant’s Restated Certificate of Incorporation, Section 145 of the Delaware General Corporation Law and indemnification agreements entered into by the Registrant with its directors and officers provide for the indemnification or limitation of liability of officers, directors, employees and agents under certain circumstances.

Article SEVENTH of the Registrant’s Restated Certificate of Incorporation provides that no director of the Registrant shall be personally liable for any monetary damages for any breach of fiduciary duty as a director, except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breach of fiduciary duty.

Section 102 of the General Corporation Law of the State of Delaware allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware law or obtained an improper personal benefit.

Article EIGHTH of the Registrant’s Restated Certificate of Incorporation provides that a director or officer of the Registrant (a) shall be indemnified by the Registrant against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the Registrant) brought against him by virtue of his position as a director or officer of the Registrant if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and (b) shall be indemnified by the Registrant against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action or suit by or in the right of the Registrant brought against him by virtue of his position as a director or officer of the Registrant if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Registrant, except that no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to the Registrant, unless the Court of Chancery of Delaware determines that, despite such adjudication but in view of all of the circumstances, he is entitled to indemnification of such expenses. Notwithstanding the foregoing, to the extent that a director or officer has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, he is required to be indemnified by the Registrant against all expenses (including attorneys’ fees) actually and reasonably incurred in connection therewith. Expenses shall be advanced to a director or officer at his request, provided that he undertakes to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification for such expenses.

Indemnification shall be made upon a determination by the Registrant that indemnification is proper because the applicable standard of conduct for indemnification has been met. As a condition precedent to the right of indemnification, the director or officer must give the Registrant notice of the action for which indemnity is sought and the Registrant has the right to participate in such action or assume the defense thereof.

Article EIGHTH of the Registrant’s Restated Certificate of Incorporation further provides that the indemnification provided therein is not exclusive.

Section 145 of the General Corporation Law of the State of Delaware provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against amounts paid and expenses incurred in connection with an action or proceeding to which he is or is threatened to be made a party by reason of such position, if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal proceeding, if such person had no reasonable cause to believe his conduct was unlawful; provided that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the adjudicating court determines that such indemnification is proper under the circumstances.

The Registrant has entered into indemnification agreements with each of its directors to give such directors additional contractual assurances regarding the indemnification provisions set forth in the Registrant’s certificate of incorporation and to provide additional procedural protections.

The Registrant has purchased directors’ and officers’ liability insurance which would indemnify its directors and officers against damages arising out of certain kinds of claims which might be made against them based on their negligent acts or omissions while acting in their capacity as such.

Item 21.	Exhibits and Financial Statement Schedules

Exhibits

Exhibit
Number		Description of Exhibit

2.1		Agreement and Plan of Merger and Reorganization, dated as of January 27, 2009, among Bookham, Inc., Ultraviolet Acquisition Sub, Inc. and Avanex Corporation (included as Annex A to the joint proxy statement/prospectus).
2.2		Form of Voting Agreement between Bookham, Inc. and certain stockholders of Avanex Corporation (included as Annex B to the joint proxy statement/prospectus).
2.3		Form of Voting Agreement between Avanex Corporation and certain stockholders of Bookham, Inc. (included as Annex C to the joint proxy statement/prospectus).
3.1		Amended and Restated Bylaws of Bookham, Inc., as amended (previously filed as Exhibit 3.1 to Annual Report on Form 10-K (file No. 30684) for the year ended June 30, 2007 and incorporated herein by reference).
3.2		Restated Certificate of Incorporation of Bookham, Inc. (previously filed as Exhibit 3.1 to Current Report on Form 8-K (file no. 000-30684) dated September 10, 2004, and incorporated herein by reference).
5	.1†	Opinion of Cooley Godward Kronish LLP regarding the legality of the securities.
8	.1†	Opinion of Cooley Godward Kronish LLP regarding tax matters.
8	.2†	Opinion of Wilson Sonsini Goodrich & Rosati regarding tax matters.
10.1		Agreement and Plan of Merger, dated September 21, 2003, by and among Bookham Technology plc, Budapest Acquisition Corp. and New Focus, Inc. (previously filed as Appendix A to Registration Statement on Form F-4, as amended (file no. 333-109904) dated February 3, 2004, and incorporated herein by reference).
10.2		Acquisition Agreement dated as of October 7, 2002 between Nortel Networks Corporation and Bookham Technology plc (previously filed as Exhibit 1 to Schedule 13D filed by Nortel Networks Corporation on October 17, 2002, and incorporated herein by reference).
10	.3*	Letter Agreement dated November 8, 2002 between Nortel Networks Corporation and Bookham Technology plc amending the Acquisition Agreement referred to in Exhibit 10.2 (previously filed as Exhibit 4.2 to Amendment No. 2 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2002, and incorporated herein by reference).
10	.4*	Optical Components Supply Agreement dated November 8, 2002, by and between Nortel Networks Limited and Bookham Technology plc (previously filed as Exhibit 4.3 to Amendment No. 1 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2002, and incorporated herein by reference).
10.5		Relationship Deed dated November 8, 2002 between Nortel Networks Corporation and Bookham Technology plc (previously filed as Exhibit 4.4 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2002, and incorporated herein by reference).

Exhibit
Number		Description of Exhibit

10.6		Registration Rights Agreement dated as of November 8, 2002 among Nortel Networks Corporation, the Nortel Subsidiaries listed on the signature pages and Bookham Technology plc (previously filed as Exhibit 4.5 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2002, and incorporated herein by reference).
10.7		Agreement relating to the Sale and Purchase of the Business of Marconi Optical Components Limited, dated December 17, 2001, among Bookham Technology plc, Marconi Optical Components Limited and Marconi Corporation plc (previously filed as Exhibit 4.1 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2001, and incorporated herein by reference).
10.8		Supplemental Agreement to the Agreement relating to the Sale and Purchase of the Business of Marconi Optical Components Limited, dated January 31, 2002, among Bookham Technology plc, Marconi Optical Components Limited and Marconi Corporation plc (previously filed as Exhibit 4.2 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2001, and incorporated herein by reference).
10.11		Lease dated December 23, 1999 by and between Silicon Valley Properties, LLC and New Focus, Inc., with respect to 2580 Junction Avenue, San Jose, California (previously filed as Exhibit 10.32 to Amendment No. 1 to Transition Report on Form 10-K (file no. 000-30684) for the for the transition period from January 1, 2004 to July 3, 2004, and incorporated herein by reference).
10	.12(1)	2004 Employee Stock Purchase Plan (previously filed as Exhibit 10.18 to Transition Report on Form 10-K (file no. 000-30684) for the transition period from January 1, 2004 to July 3, 2004, and incorporated herein by reference).
10	.13(1)	2004 Sharesave Scheme (previously filed as Exhibit 10.20 to Transition Report on Form 10-K (file no. 000-30684) for the transition period from January 1, 2004 to July 3, 2004, and incorporated herein by reference).
10	.18(1)	Principal Statement of Terms and Conditions dated September 13, 2001 between Bookham Technology plc and Stephen Abely, as amended on July 1, 2003 (previously filed as Exhibit 10.29 to Transition Report on Form 10-K (file no. 000-30684) for the transition period from January 1, 2004 to July 3, 2004, and incorporated herein by reference).
10.20		Securities Purchase Agreement, dated as of December 20, 2004, by and between Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) dated December 10, 2004, and incorporated herein by reference).
10.21		Registration Rights Agreement, dated as of December 20, 2004, by and between Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.2 to Current Report on Form 8-K (file no. 000-30684) dated December 10, 2004, and incorporated herein by reference).
10.22		Form of Warrant (previously filed as Exhibit 99.4 to Current Report on Form 8-K (file no. 000-30684) dated December 10, 2004, and incorporated herein by reference).
10	.23*	Addendum to Optical Components Supply Agreement, dated as of February 7, 2005, by and between Bookham Technology plc and Nortel Networks Limited (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 2, 2005, and incorporated herein by reference).
10	.24(1)	UK Subplan to the 2004 Stock Incentive Plan (previously filed as Exhibit 10.4 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 2, 2005, and incorporated herein by reference).
10	.29*	Addendum to Optical Components Supply Agreement, dated as of April 1, 2005, by and between Bookham Technology plc and Nortel Networks Limited (previously filed as Exhibit 10.36 to Annual Report on Form 10-K (file no. 000-30684) for the year ended July 2, 2005, and incorporated herein by reference).
10	.30(1)	Contract of Employment between Bookham Technology plc and Jim Haynes (previously filed as Exhibit 10.38 to Annual Report on Form 10-K (file no. 000-30684) for the year ended July 2, 2005, and incorporated herein by reference).

Exhibit
Number		Description of Exhibit

10.31		Share Purchase Agreement dated August 10, 2005 among London Industrial Leasing Limited, Deutsche Bank AG (acting through its London Branch) and Bookham Technology plc (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended October 1, 2005, and incorporated herein by reference).
10.32		Loan Facility Agreement dated August 10, 2005 between City Leasing (Creekside) Limited and Deutsche Bank AG, Limited, for a facility of up to £18,348,132.33 (previously filed as Exhibit 10.2 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended October 1, 2005, and incorporated herein by reference).
10.33		Loan Facility Agreement dated August 10, 2005 between City Leasing (Creekside) Limited and Deutsche Bank AG, Limited for a facility of up to £42,500,000.00 (previously filed as Exhibit 10.3 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended October 1, 2005, and incorporated herein by reference).
10.34		Amended and Restated 2004 Stock Incentive Plan (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended December 29, 2007, and incorporated herein by reference).
10	.35(1)	Form of Incentive Stock Option, Form of Non-Statutory Stock Option, Form of Restricted Stock Unit Agreement and Form of Restricted Stock Agreement (previously filed as part of Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended December 31, 2005 and incorporated herein by reference).
10	.38(1)	Restricted Stock Agreement dated November 11, 2005 between Bookham, Inc. and Jim Haynes (previously filed as Exhibit 10.5 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended December 31, 2005, and incorporated herein by reference).
10	.42(1)	Form of Indemnification Agreement, dated October 26, 2005, between Bookham, Inc. and each of Giorgio Anania and Liam Nagle, (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on November 1, 2005, and incorporated herein by reference).
10	.43*	Addendum and Amendment to Optical Components Supply Agreement, dated January 13, 2006, between Nortel Networks Limited and Bookham Technology plc (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.44		Registration and Lock-Up Agreement, dated as of January 13, 2006, among Bookham Technology plc, Bookham, Inc. and Nortel Networks Corporation (previously filed as Exhibit 10.2 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.45		Agreement for Sale and Leaseback dated as of March 10, 2006, by and among Bookham Technology plc, Coleridge (No. 24) Limited and Bookham, Inc. (previously filed as Exhibit 10.3 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.46		Pre-emption Agreement dated as of March 10, 2006, by and among Bookham Technology plc, Coleridge (No. 24) Limited and Bookham, Inc. (previously filed as Exhibit 10.4 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.47		Lease dated as of March 10, 2006, by and among Bookham Technology plc, Coleridge (No. 24) Limited and Bookham, Inc. (previously filed as Exhibit 10.5 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.48		Exchange Agreement, dated as of January 13, 2006, by and among Bookham, Inc., Bookham Technology plc and the Investors (as defined therein) (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.49		Form of Warrant (previously filed as Exhibit 99.2 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).

Exhibit
Number		Description of Exhibit

10.50		Securities Exchange Agreement, dated as of January 13, 2006, by and between Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.3 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.51		Registration Rights Agreement, dated as of January 13, 2006, by and between Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.4 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.52		Form of Warrant (previously filed as Exhibit 99.5 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.53		Credit Agreement, dated as of August 2, 2006, among Bookham, Inc., Bookham Technology plc, New Focus, Inc. and Bookham (US), Inc., Wells Fargo Foothill, Inc. and other lenders party thereto. (previously filed as Exhibit 10.53 to Annual Report on Form 10-K (file no. 000-30684) for the year ended July 1, 2006, and incorporated herein by reference).
10.54		Security Agreement, dated as of August 2, 2006, among Bookham, Inc., Onetta, Inc., Focused Research, Inc., Globe Y. Technology, Inc., Ignis Optics, Inc., Bookham (Canada) Inc., Bookham Nominees Limited and Bookham International Ltd., Wells Fargo Foothill, Inc. and other secured parties party thereto. (previously filed as Exhibit 10.54 to Annual Report on Form 10-K (file no. 000-30684) for the year ended July 1, 2006, and incorporated herein by reference).
10.55		Securities Purchase Agreement, dated as of August 31, 2006, by and among Bookham, Inc. and the Investors (as defined therein) (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on September 5, 2006 and incorporated herein by reference).
10.56		Registration Rights Agreement, dated as of August 31, 2006, by and among Bookham, Inc. and the Holders (as defined therein) (previously filed as Exhibit 99.2 to Current Report on Form 8-K (file no. 000-30684) filed on September 5, 2006 and incorporated herein by reference).
10.57		Form of Warrant (previously filed as Exhibit 99.3 to Current Report on Form 8-K (file no. 000-30684) filed on September 5, 2006 and incorporated herein by reference).
10.58		Securities Purchase Agreement, dated as of March 22, 2007, by and among Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on March 26, 2007 and incorporated herein by reference).
10.59		Registration Rights Agreement, dated as of March 22, 2007, by and among Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.2 to Current Report on Form 8-K (file no. 000-30684) filed on March 26, 2007 and incorporated herein by reference).
10.60		Form of Warrant (previously filed as Exhibit 99.3 to Current Report on Form 8-K (file no. 000-30684) filed on March 26, 2007 and incorporated herein by reference).
10.61		Letter Agreement, dated May 7, 2007, between Bookham, Inc. and Peter Bordui (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on May 11, 2007 and incorporated herein by reference).
10	.62(1)	Employment Agreement, dated July 10, 2007, between the Bookham, Inc. and Alain Couder (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on July 11, 2007 and incorporated herein by reference).
10	.63(1)	Form of Indemnification Agreement, between Bookham, Inc. and directors and executive officers (previously filed as Exhibit 10.2 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended December 29, 2007 and incorporated herein by reference).
10	.64(1)	Form of Executive Severance and Retention Agreement, between Bookham, Inc. and its executive officers (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended March 29, 2008 and incorporated herein by reference)
10	.65(1)	Summary of cash bonus plan (previously provided in Current Report on Form 8-K (file no. 000-30684) filed on October 29, 2007 and incorporated herein by reference).
10	.66(1)	Summary of cash bonus plan (previously provided in Current Report on Form 8-K (file no. 000-30684) filed on January 25, 2008 and, with respect to the summary to the cash bonus plan, is incorporated herein).

Exhibit
Number		Description of Exhibit

10	.67(1)	Summary of cash bonus plan (previously provided in Current Report on Form 8-K (file no. 000-30684) filed on July 25, 2008 and, with respect to the summary of the cash bonus plan, is incorporated herein by reference).
10	.68(1)	Summary of cash bonus plan (previously provided in Current Report on Form 8-K (file no. 000-30684) filed on February 24, 2009 and, with respect to the summary of the cash bonus plan, is incorporated herein by reference).
16.1		Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 13, 2008 (previously filed as Exhibit 16.1 to Current Report on Form 8-K (file no. 000-30684) filed on February 14, 2008 and incorporated herein by reference).
21	.1†	List of Bookham, Inc. subsidiaries.
23.1		Consent of Grant Thornton LLP, independent registered public accounting firm, with respect to Bookham, Inc.
23.2		Consent of Ernst & Young LLP, independent registered public accounting firm, with respect to Bookham, Inc.
23.3		Consent of Deloitte & Touche LLP, independent registered public accounting firm, with respect to Avanex Corporation.
23	.4†	Consent of Cooley Godward Kronish LLP (set forth in Exhibit 5.1).
23	.5†	Consent of Cooley Godward Kronish LLP (set forth in Exhibit 8.1).
23	.6†	Consent of Wilson Sonsini Goodrich & Rosati (set forth in Exhibit 8.2).
24	.1†	Powers of Attorney (see page II-8 to the Registration Statement on Form S-4 (File No. 333-157528) filed with the SEC on February 26, 2009).
99	.1†	Form of Bookham Proxy.
99	.2†	Form of Avanex Proxy.
99	.3†	Consent of Citigroup Global Markets Inc.
99	.4†	Consent of Banc of America Securities LLC
99	.5†	Consent of Giovanni Barbarossa, to be named as a director of the combined company.
99	.6†	Consent of Greg Dougherty, to be named as a director of the combined company
99	.7†	Consent of Joel A. Smith III, to be named as a director of the combined company

*	Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Commission.

**	The exhibits and schedules to this agreement were omitted by Bookham, Inc. Bookham, Inc. agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.

†	Previously filed.

(1)	Management contract or compensatory plan or arrangement.

Item 22.	Undertakings.

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) That, prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form;

(5) That every prospectus (i) that is filed pursuant to paragraph (4) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(6) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on March 25, 2009.

BOOKHAM, INC.

By: /s/ Alain Couder
Alain Couder
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alain Couder Alain Couder	Chief Executive Officer, President and Director (Principal Executive Officer )	March 25, 2009

/s/ Jerry Turin Jerry Turin	Chief Financial Officer (Principal Financial and Accounting Officer)	March 25, 2009

* Peter Bordui	Director	March 25, 2009

* David Simpson	Director	March 25, 2009

* Lori Holland	Director	March 25, 2009

* W. Arthur Porter	Director	March 25, 2009

* Joseph Cook	Director	March 25, 2009

* Edward B. Collins	Director	March 25, 2009

* Bernard J. Couillaud	Director	March 25, 2009

*By:	/s/ Jerry Turin
     Jerry Turin
     Attorney-in-fact

EXHIBIT INDEX

Exhibit
Number		Description of Exhibit

2.1		Agreement and Plan of Merger and Reorganization, dated as of January 27, 2009, among Bookham, Inc., Ultraviolet Acquisition Sub, Inc. and Avanex Corporation (included as Annex A to the joint proxy statement/prospectus).
2.2		Form of Voting Agreement between Bookham, Inc. and certain stockholders of Avanex Corporation (included as Annex B to the joint proxy statement/prospectus).
2.3		Form of Voting Agreement between Avanex Corporation and certain stockholders of Bookham, Inc. (included as Annex C to the joint proxy statement/prospectus).
3.1		Amended and Restated Bylaws of Bookham, Inc., as amended (previously filed as Exhibit 3.1 to Annual Report on Form 10-K (file No. 30684) for the year ended June 30, 2007 and incorporated herein by reference).
3.2		Restated Certificate of Incorporation of Bookham, Inc. (previously filed as Exhibit 3.1 to Current Report on Form 8-K (file no. 000-30684) dated September 10, 2004, and incorporated herein by reference).
5	.1†	Opinion of Cooley Godward Kronish LLP regarding the legality of the securities.
8	.1†	Opinion of Cooley Godward Kronish LLP regarding tax matters.
8	.2†	Opinion of Wilson Sonsini Goodrich & Rosati regarding tax matters.
10.1		Agreement and Plan of Merger, dated September 21, 2003, by and among Bookham Technology plc, Budapest Acquisition Corp. and New Focus, Inc. (previously filed as Appendix A to Registration Statement on Form F-4, as amended (file no. 333-109904) dated February 3, 2004, and incorporated herein by reference).
10.2		Acquisition Agreement dated as of October 7, 2002 between Nortel Networks Corporation and Bookham Technology plc (previously filed as Exhibit 1 to Schedule 13D filed by Nortel Networks Corporation on October 17, 2002, and incorporated herein by reference).
10	.3*	Letter Agreement dated November 8, 2002 between Nortel Networks Corporation and Bookham Technology plc amending the Acquisition Agreement referred to in Exhibit 10.2 (previously filed as Exhibit 4.2 to Amendment No. 2 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2002, and incorporated herein by reference).
10	.4*	Optical Components Supply Agreement dated November 8, 2002, by and between Nortel Networks Limited and Bookham Technology plc (previously filed as Exhibit 4.3 to Amendment No. 1 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2002, and incorporated herein by reference).
10.5		Relationship Deed dated November 8, 2002 between Nortel Networks Corporation and Bookham Technology plc (previously filed as Exhibit 4.4 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2002, and incorporated herein by reference).
10.6		Registration Rights Agreement dated as of November 8, 2002 among Nortel Networks Corporation, the Nortel Subsidiaries listed on the signature pages and Bookham Technology plc (previously filed as Exhibit 4.5 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2002, and incorporated herein by reference).
10.7		Agreement relating to the Sale and Purchase of the Business of Marconi Optical Components Limited, dated December 17, 2001, among Bookham Technology plc, Marconi Optical Components Limited and Marconi Corporation plc (previously filed as Exhibit 4.1 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2001, and incorporated herein by reference).
10.8		Supplemental Agreement to the Agreement relating to the Sale and Purchase of the Business of Marconi Optical Components Limited, dated January 31, 2002, among Bookham Technology plc, Marconi Optical Components Limited and Marconi Corporation plc (previously filed as Exhibit 4.2 to Annual Report on Form 20-F (file no. 000-30684) for the year ended December 31, 2001, and incorporated herein by reference).
10.11		Lease dated December 23, 1999 by and between Silicon Valley Properties, LLC and New Focus, Inc., with respect to 2580 Junction Avenue, San Jose, California (previously filed as Exhibit 10.32 to Amendment No. 1 to Transition Report on Form 10-K (file no. 000-30684) for the for the transition period from January 1, 2004 to July 3, 2004, and incorporated herein by reference).

Exhibit
Number		Description of Exhibit

10	.12(1)	2004 Employee Stock Purchase Plan (previously filed as Exhibit 10.18 to Transition Report on Form 10-K (file no. 000-30684) for the transition period from January 1, 2004 to July 3, 2004, and incorporated herein by reference).
10	.13(1)	2004 Sharesave Scheme (previously filed as Exhibit 10.20 to Transition Report on Form 10-K (file no. 000-30684) for the transition period from January 1, 2004 to July 3, 2004, and incorporated herein by reference).
10	.18(1)	Principal Statement of Terms and Conditions dated September 13, 2001 between Bookham Technology plc and Stephen Abely, as amended on July 1, 2003 (previously filed as Exhibit 10.29 to Transition Report on Form 10-K (file no. 000-30684) for the transition period from January 1, 2004 to July 3, 2004, and incorporated herein by reference).
10.20		Securities Purchase Agreement, dated as of December 20, 2004, by and between Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) dated December 10, 2004, and incorporated herein by reference).
10.21		Registration Rights Agreement, dated as of December 20, 2004, by and between Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.2 to Current Report on Form 8-K (file no. 000-30684) dated December 10, 2004, and incorporated herein by reference).
10.22		Form of Warrant (previously filed as Exhibit 99.4 to Current Report on Form 8-K (file no. 000-30684) dated December 10, 2004, and incorporated herein by reference).
10	.23*	Addendum to Optical Components Supply Agreement, dated as of February 7, 2005, by and between Bookham Technology plc and Nortel Networks Limited (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 2, 2005, and incorporated herein by reference).
10	.24(1)	UK Subplan to the 2004 Stock Incentive Plan (previously filed as Exhibit 10.4 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 2, 2005, and incorporated herein by reference).
10	.29*	Addendum to Optical Components Supply Agreement, dated as of April 1, 2005, by and between Bookham Technology plc and Nortel Networks Limited (previously filed as Exhibit 10.36 to Annual Report on Form 10-K (file no. 000-30684) for the year ended July 2, 2005, and incorporated herein by reference).
10	.30(1)	Contract of Employment between Bookham Technology plc and Jim Haynes (previously filed as Exhibit 10.38 to Annual Report on Form 10-K (file no. 000-30684) for the year ended July 2, 2005, and incorporated herein by reference).
10.31		Share Purchase Agreement dated August 10, 2005 among London Industrial Leasing Limited, Deutsche Bank AG (acting through its London Branch) and Bookham Technology plc (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended October 1, 2005, and incorporated herein by reference).
10.32		Loan Facility Agreement dated August 10, 2005 between City Leasing (Creekside) Limited and Deutsche Bank AG, Limited, for a facility of up to £18,348,132.33 (previously filed as Exhibit 10.2 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended October 1, 2005, and incorporated herein by reference).
10.33		Loan Facility Agreement dated August 10, 2005 between City Leasing (Creekside) Limited and Deutsche Bank AG, Limited for a facility of up to £42,500,000.00 (previously filed as Exhibit 10.3 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended October 1, 2005, and incorporated herein by reference).
10.34		Amended and Restated 2004 Stock Incentive Plan (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended December 29, 2007, and incorporated herein by reference).
10	.35(1)	Form of Incentive Stock Option, Form of Non-Statutory Stock Option, Form of Restricted Stock Unit Agreement and Form of Restricted Stock Agreement (previously filed as part of Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended December 31, 2005 and incorporated herein by reference).

Exhibit
Number		Description of Exhibit

10	.38(1)	Restricted Stock Agreement dated November 11, 2005 between Bookham, Inc. and Jim Haynes (previously filed as Exhibit 10.5 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended December 31, 2005, and incorporated herein by reference).
10	.42(1)	Form of Indemnification Agreement, dated October 26, 2005, between Bookham, Inc. and each of Giorgio Anania and Liam Nagle, (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on November 1, 2005, and incorporated herein by reference).
10	.43*	Addendum and Amendment to Optical Components Supply Agreement, dated January 13, 2006, between Nortel Networks Limited and Bookham Technology plc (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.44		Registration and Lock-Up Agreement, dated as of January 13, 2006, among Bookham Technology plc, Bookham, Inc. and Nortel Networks Corporation (previously filed as Exhibit 10.2 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.45		Agreement for Sale and Leaseback dated as of March 10, 2006, by and among Bookham Technology plc, Coleridge (No. 24) Limited and Bookham, Inc. (previously filed as Exhibit 10.3 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.46		Pre-emption Agreement dated as of March 10, 2006, by and among Bookham Technology plc, Coleridge (No. 24) Limited and Bookham, Inc. (previously filed as Exhibit 10.4 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.47		Lease dated as of March 10, 2006, by and among Bookham Technology plc, Coleridge (No. 24) Limited and Bookham, Inc. (previously filed as Exhibit 10.5 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended April 1, 2006, and incorporated herein by reference).
10.48		Exchange Agreement, dated as of January 13, 2006, by and among Bookham, Inc., Bookham Technology plc and the Investors (as defined therein) (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.49		Form of Warrant (previously filed as Exhibit 99.2 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.50		Securities Exchange Agreement, dated as of January 13, 2006, by and between Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.3 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.51		Registration Rights Agreement, dated as of January 13, 2006, by and between Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.4 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.52		Form of Warrant (previously filed as Exhibit 99.5 to Current Report on Form 8-K (file no. 000-30684) filed on January 17, 2006, and incorporated herein by reference).
10.53		Credit Agreement, dated as of August 2, 2006, among Bookham, Inc., Bookham Technology plc, New Focus, Inc. and Bookham (US), Inc., Wells Fargo Foothill, Inc. and other lenders party thereto. (previously filed as Exhibit 10.53 to Annual Report on Form 10-K (file no. 000-30684) for the year ended July 1, 2006, and incorporated herein by reference).
10.54		Security Agreement, dated as of August 2, 2006, among Bookham, Inc., Onetta, Inc., Focused Research, Inc., Globe Y. Technology, Inc., Ignis Optics, Inc., Bookham (Canada) Inc., Bookham Nominees Limited and Bookham International Ltd., Wells Fargo Foothill, Inc. and other secured parties party thereto. (previously filed as Exhibit 10.54 to Annual Report on Form 10-K (file no. 000-30684) for the year ended July 1, 2006, and incorporated herein by reference).
10.55		Securities Purchase Agreement, dated as of August 31, 2006, by and among Bookham, Inc. and the Investors (as defined therein) (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on September 5, 2006 and incorporated herein by reference).
10.56		Registration Rights Agreement, dated as of August 31, 2006, by and among Bookham, Inc. and the Holders (as defined therein) (previously filed as Exhibit 99.2 to Current Report on Form 8-K (file no. 000-30684) filed on September 5, 2006 and incorporated herein by reference).

Exhibit
Number		Description of Exhibit

10.57		Form of Warrant (previously filed as Exhibit 99.3 to Current Report on Form 8-K (file no. 000-30684) filed on September 5, 2006 and incorporated herein by reference).
10.58		Securities Purchase Agreement, dated as of March 22, 2007, by and among Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on March 26, 2007 and incorporated herein by reference).
10.59		Registration Rights Agreement, dated as of March 22, 2007, by and among Bookham, Inc. and the Investors (as such term is defined therein) (previously filed as Exhibit 99.2 to Current Report on Form 8-K (file no. 000-30684) filed on March 26, 2007 and incorporated herein by reference).
10.60		Form of Warrant (previously filed as Exhibit 99.3 to Current Report on Form 8-K (file no. 000-30684) filed on March 26, 2007 and incorporated herein by reference).
10.61		Letter Agreement, dated May 7, 2007, between Bookham, Inc. and Peter Bordui (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on May 11, 2007 and incorporated herein by reference).
10	.62(1)	Employment Agreement, dated July 10, 2007, between the Bookham, Inc. and Alain Couder (previously filed as Exhibit 99.1 to Current Report on Form 8-K (file no. 000-30684) filed on July 11, 2007 and incorporated herein by reference).
10	.63(1)	Form of Indemnification Agreement, between Bookham, Inc. and directors and executive officers (previously filed as Exhibit 10.2 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended December 29, 2007 and incorporated herein by reference).
10	.64(1)	Form of Executive Severance and Retention Agreement, between Bookham, Inc. and its executive officers (previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q (file no. 000-30684) for the quarter ended March 29, 2008 and incorporated herein by reference).
10	.65(1)	Summary of cash bonus plan (previously provided in Current Report on Form 8-K (file no. 000-30684) filed on October 29, 2007 and incorporated herein by reference).
10	.66(1)	Summary of cash bonus plan (previously provided in Current Report on Form 8-K (file no. 000-30684) filed on January 25, 2008 and, with respect to the summary to the cash bonus plan, is incorporated herein).
10	.67(1)	Summary of cash bonus plan (previously provided in Current Report on Form 8-K (file no. 000-30684) filed on July 25, 2008 and, with respect to the summary of the cash bonus plan, is incorporated herein by reference).
10	.68(1)	Summary of cash bonus plan (previously provided in Current Report on Form 8-K (file no. 000-30684) filed on February 24, 2009 and, with respect to the summary of the cash bonus plan, is incorporated herein by reference).
16.1		Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 13, 2008 (previously filed as Exhibit 16.1 to Current Report on Form 8-K (file no. 000-30684) filed on February 14, 2008 and incorporated herein by reference).
21	.1†	List of Bookham, Inc. subsidiaries.
23.1		Consent of Grant Thornton LLP, independent registered public accounting firm, with respect to Bookham, Inc.
23.2		Consent of Ernst & Young LLP, independent registered public accounting firm, with respect to Bookham, Inc.
23.3		Consent of Deloitte & Touche LLP, independent registered public accounting firm, with respect to Avanex Corporation.
23	.4†	Consent of Cooley Godward Kronish LLP (set forth in Exhibit 5.1).
23	.5†	Consent of Cooley Godward Kronish LLP (set forth in Exhibit 8.1).
23	.6†	Consent of Wilson Sonsini Goodrich & Rosati (set forth in Exhibit 8.2).
24	.1†	Powers of Attorney (see page II-8 to the Registration Statement on Form S-4 (File No. 333-157528) filed with the SEC on February 26, 2009).
99	.1†	Form of Bookham Proxy.
99	.2†	Form of Avanex Proxy.
99	.3†	Consent of Citigroup Global Markets Inc.

Exhibit
Number		Description of Exhibit

99	.4†	Consent of Banc of America Securities LLC.
99	.5†	Consent of Giovanni Barbarossa, to be named as a director of the combined company.
99	.6†	Consent of Greg Dougherty, to be named as a director of the combined company.
99	.7†	Consent of Joel A. Smith III, to be named as a director of the combined company.

*	Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Commission.

**	The exhibits and schedules to this agreement were omitted by Bookham, Inc. Bookham, Inc. agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.

†	Previously filed.

(1)	Management contract or compensatory plan or arrangement.